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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                             GREY GLOBAL GROUP INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-7898                     13-0802840
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(State or other jurisdiction of    (Commission                 (IRS Employer
       incorporation)              File Number)              Identification No.)

                   777 Third Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)
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ITEM 8.01 OTHER EVENTS.

      On March 3, 2005, Grey Global Group Inc. ("Grey") issued a press release announcing that Grey's stockholders have adopted the Agreement and Plan of Merger, dated as of September 11, 2004, as amended, by and among WPP Group plc ("WPP"), Abbey Merger Corporation, a wholly-owned subsidiary of WPP and Grey. A copy of the press release is furnished as exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1    Press Release dated March 3, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREY GLOBAL GROUP INC.

Date:  March 4, 2005                    By:  /s/  Steven G. Felsher
                                             -----------------------------------
                                        Name:  Steven G. Felsher
                                        Title: Vice Chairman
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                                  EXHIBIT INDEX

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
Exhibit No.                Description
99.1                       Press Release dated March 3, 2005.
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